Goldman Sachs Trust

Goldman Sachs Fund of Funds Portfolios
Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, Class R Shares and
Class IR Shares of
Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Equity Growth Strategy

Class A Shares, Class C Shares,
Institutional Shares, Class R Shares and Class IR Shares of
Goldman Sachs Income Strategies Portfolio
Goldman Sachs Satellite Strategies Portfolio

Supplement dated May 19, 2008 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

The following replaces the last sentence of the second paragraph in the section “Appendix A — Additional Information on the Underlying Funds”:

Each Underlying Fund may also invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the Securities and Exchange Commission.

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